OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2023 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value
Auto Components - 2.4%
Miller Industries, Inc.	47,798	$1,874,160

Auto Manufacturers - 4.3%
Blue Bird Corporation (b)	159,000	3,394,650

Automobiles - 1.8%
Winnebago Industries, Inc. (a)	23,635	1,405,101

Banks - 2.6%
First Hawaiian, Inc.	113,000	2,039,650

Commercial Banks - 7.0%
Citizens Financial Group, Inc.	81,700	2,189,560
Home BancShares, Inc. (a)	89,000	1,863,660
Prosperity Bancshares, Inc.	26,900	1,468,202
		5,521,422
Commercial Services & Supplies -7.6%
ABM Industries, Inc.	53,500	2,140,535
Brady Corporation - Class A	40,000	2,196,800
Korn Ferry	35,168	1,668,370
		6,005,705
Containers & Packaging - 2.3%
WestRock Company	50,200	1,797,160

Diversified Financial Services - 3.4%
Invesco Ltd. (c)	185,200	2,689,104

Electronic Equipment, Instruments & Components - 2.4%
Vishay Intertechnology, Inc. (a)	76,000	1,878,720

Electronics - 3.7%
Sensata Technologies Holding PLC (c)	76,650	2,898,903

Entertainment - 2.7%
Warner Bros Discovery, Inc. (a)(b)	197,200	2,141,592

Health Care Equipment & Supplies - 2.0%
Zimmer Biomet Holdings, Inc.	14,000	1,571,080

Health Care Products - 3.5%
Integra LifeSciences Holdings Corporation (b)	71,000	2,711,490

Hotels, Restaurants & Leisure - 3.1%
Denny’s Corporation (b)	284,000	2,405,480

Household Durables - 6.3%
Central Garden & Pet Company - Class A (b)	69,000	2,766,210
Mohawk Industries, Inc. (b)	25,591	2,195,964
		4,962,174
Household Products - 2.5%
Reynolds Consumer Products, Inc.	75,500	1,935,065

Industrial Equipment Wholesale - 1.8%
WESCO International, Inc.	9,700	1,395,054

Leisure Products - 3.3%
Johnson Outdoors, Inc.	47,686	2,607,947

Machinery - 11.1%
Gates Industrial Corporation PLC (b)(c)	246,000	2,856,060
Graham Corporation (b)	105,151	1,745,506
Shyft Group, Inc.	190,000	2,844,300
Timken Company	17,000	1,249,330
		8,695,196
Materials - 2.0%
Axalta Coating Systems Ltd. (b)(c)	59,000	1,587,100

Pharmaceuticals - 3.1%
Prestige Consumer Healthcare, Inc. (b)	43,000	2,459,170

Professional Services - 0.4%
First Advantage Corp. (b)	20,000	275,800

Real Estate Management & Development - 4.6%
Cushman & Wakefield PLC (b)(c)	236,000	1,798,320
Jones Lang LaSalle, Inc. (b)	13,000	1,835,340
		3,633,660
Restaurants - 5.5%
Cracker Barrel Old Country Store, Inc. (a)	24,600	1,653,120
Dine Brands Global, Inc. (a)	54,000	2,670,300
		4,323,420
Semiconductors & Semiconductor Equipment - 2.7%
Kulicke and Soffa Industries, Inc. (a)	44,000	2,139,720

Textiles, Apparel & Luxury Goods - 1.9%
Kontoor Brands, Inc. (a)	33,000	1,449,030

Transportation Equipment - 1.5%
Wabash National Corporation (a)	57,000	1,203,840

TOTAL COMMON STOCKS (Cost $77,623,869)		75,001,393

SHORT-TERM INVESTMENT - 4.7%
Money Market Deposit Account - 4.7%
U.S. Bank N.A., 5.20% (d)
Total Money Market Deposit Account	3,675,724	3,675,724
TOTAL SHORT-TERM INVESTMENT (Cost $3,675,724)		3,675,724

INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 13.5%
Investment Company - 13.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (e)
Total Investment Company	10,608,976	10,608,976
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $10,608,976)		10,608,976

TOTAL INVESTMENTS - 113.7%
(Cost $91,908,569)		89,286,093
OTHER ASSETS & LIABILITIES, NET - (13.7)%		(10,737,240)
TOTAL NET ASSETS - 100.0%		$78,548,853

PLC- Public Limited Company
(a)	All or a portion of this security was out on loan at September 30, 2023. Total loaned securities had a value of $10,386,355 at September 30, 2023.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of September 30, 2023.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2023:

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$75,001,393	$-	$-	$75,001,393
Short-Term Investment	-	3,675,724	-	-	3,675,724
Investment Purchased with the Cash Proceeds From Securities Lending*	10,608,976	-	-	-	10,608,976
Total Investments in Securities	$10,608,976	$78,677,117	$-	$-	$89,286,093

*Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.
Refer to the Schedule of Investments for further information on the classification of investments.